UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 9, 2005

                   ----------------------------------------

                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                           0-7422                11-2234952
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation)                      Number)               Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                   ----------------------------------------

Item 1.01 - Entry into a Material Definitive Agreement

a) On October 14, 2005, SMSC North America, Inc., a subsidiary of Standard Microsystems Corporation ("SMSC") entered into an Early Retirement and General Release agreement (the "Agreement") with George W. Houseweart, Senior Vice President, General Counsel and Secretary of the Corporation. The Agreement became effective on October 22, 2005. Mr. Houseweart relinquished the positions of General Counsel and Secretary of SMSC on October 24, 2005. He will remain as a Senior Vice President until February 1, 2006 at his current salary, wages, bonuses and car allowances, and then will continue to be employed by SMSC in a part time capacity at 75% of his annual base salary until September 30, 2006. Mr. Houseweart also provided a general release to SMSC.

     This description is qualified in its entirety by the full text of the Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

b) On September 9, 2005, the Board of Directors of SMSC amended the Corporation's 2005 Inducement Stock Option and Restricted Stock Plan (the "Plan"): (i) to increase the number of authorized shares to a total of 1,960,000 shares; and (ii) to delete the restriction on the maximum number of options that may be granted to any one individual in a fiscal year.

     This description is qualified in its entirety by the full text of the Plan attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

10.1* -Early Retirement and General Release agreement with George W. Houseweart, dated October 14, 2005.

10.2* -2005 Inducement  Stock  Option  and  Restricted  Stock  Plan of  Standard
       Microsystems Corporation, as amended on September 9, 2005.





* Indicates a management contract or compensatory plan or arrangement.

                   ----------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  October 26, 2005                   By:   /s/  Eric M. Nowling
                                          --------------------------------
                                          (Vice President, Controller and
                                           Chief Accounting Officer)




                    ----------------------------------------

                                  Exhibit Index

Exhibit No.    Description

10.1*          - Early  Retirement and General Release  agreement with George W.
               Houseweart dated October 14, 2005.

10.2* - 2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation, as amended on September 9, 2005.

* Indicates a management contract or compensatory plan or arrangement.